SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:	September 30, 2002

Date of Earliest Event Reported:	September 18, 2002

Medical International Technology, Inc.
(Exact Name of Registrant as Specified in its Charter)

Posteralley.com, Inc.
(Former Name of Registrant)

Colorado
(State of Organization)

84-1509950
(I.R.S. Employer Identification No.)

Commission File Number 000-31469

2281 Guenette
Ville Saint-Laurent
Montreal, Quebec, Canada HR4 2E9
(Address of Principal Executive Offices)

Registrants Telephone Number (including area code): (514) 339-9355

Posteralley.com, Inc.
650 South Cherry Street, Suite 310
Denver, Colorado 80246
(Former Name and Address of Registrant)

Medical International Technology, Inc.

Report on Form 8-K

ITEM 1.

CHANGES IN CONTROL OF REGISTRANT

None

ITEM 2.

ACQUISITION OR DISPOSITION OF ASSETS

Prior Activity

On June 27, 2002, we announced our entry into a "Letter of Intent Regarding Plan of Reorganization and Acquisition (the "Agreement") with Medical International Technology, Inc. Medical International Technology, Inc. specializes in the research, development, marketing and sale of a needle-free jet injector designed for humans and animals, for single and mass injections. As part of the Agreement, we agreed to change our name from Posteralley.com, Inc. to Medical International Technology, Inc., and change the OTCBB symbol under which our common stock trades. Our common stock now trades on the Over-The-Counter Bulletin Board under the new symbol "MDIR".

In connection with the reorganization, we (i) cancelled an aggregate of 24,388,000 shares of our common stock, representing approximately 81.6% of our 29,900,000 shares of common stock outstanding, leaving 5,512,000 shares of common stock outstanding, and (ii) issued 7,500,000 newly issued restricted shares of common stock in exchange for all the issued and outstanding shares of 4063732 Canada, Inc., a numbered Canadian company. We also effected a .4:1 stock dividend to shareholder of record on June 25, 2002; having had 13,012,000 shares of common stock outstanding immediately prior to the stock dividend and 18,216,800 shares of common stock outstanding immediately following the stock dividend, of which 10,500,000 restricted shares of common stock owned by 4063732 Canada, Inc.

Current Activity

On September 13, 2002, our Board of Directors through our wholly owned subsidiary, 4063732 Canada and president, approved and executed an Asset Purchase and Sale Agreement (completed September 18, 2002) with Medical International Technology, Inc., a corporation incorporated under the laws of Canada, having its head office at 2281 Guenette Street, St. Laurent, Quebec, H4R 2E9, Canada. In consideration for the purchase and sale of the Intellectual Property Rights and the Equipment of Medical International Technology, Inc., Canada; 4063732 Canada, Inc. issued one thousand (1,000) Class E Preferred Shares of its capital to Medical International Technology, Inc., Canada, Medical International Technology, Inc., a corporation incorporated under the laws of Canada, having its head office at 2281 Guenette Street, St. Laurent, Quebec, H4R 2E9, Canada, is represented within the said Asset Purchase and Sale Agreement by its President, Karim Menassa, duly authorized. 4063732 Canada, Inc., our wholly owned subsidiary, having its head office at 2281 Guenette Street, St. Laurent, Quebec, H4R 2E9, Canada, is represented within the said Asset Purchase and Sale Agreement by our president, Karim Menassa, duly authorized.

Medical International Technology, Inc.

Report on Form 8-K

ITEM 3.	BANKRUPTCY OR RECEIVERSHIP
None

ITEM 4.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.
None

ITEM 5.	OTHER EVENTS
None

ITEM 6.	RESIGNATION OF REGISTRANT’S DIRECTORS.
None

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements required by this item are currently unavailable and will be filed by amendment to this report no later than 60 days from the required filing date of this report.

Medical International Technology, Inc. incorporates by reference our Report on Form 8-K filed with the Securities and Exchange Commission on July 17, 2002.
(a) Changes in Control of Registrant.
(b) Other Events and Regulation FD Disclosure.
(c) Financial Statements and Exhibits

Medical International Technology, Inc. includes herewith the Asset Purchase and Sale Agreement made as of September 13, 2002.

Exhibits

Exhibit 02 Asset Purchase and Sale Agreement

ITEM 8.	CHANGE IN FISCAL YEAR.
None

ITEM 9.	SALE OF EQUITY SECURITIES PURSUANT TO REGULATION S
None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be singed on its behalf by the undersigned hereunto duly authorized.

Medical International Technology, Inc.
Registrant

Dated: September 30, 2002

By:	\s\ Karim Menassa
Karim Menassa, President/Chairman